UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2005

InPlay Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 South Extension Road
Mesa, Arizona	85210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 586-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 18, 2005, Delphi Corp. provided notice to InPlay Technologies, Inc. that it has filed a motion for an order authorizing the rejection of the exclusive license agreement signed between InPlay and Delphi in April 2000.
     A copy of the press release issued on October 19 is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit(s)
99.1	Press release from InPlay Technologies, Inc., dated October 19, 2005 entitled, “InPlay Technologies Provides Update on Potential Impact of Delphi Bankruptcy.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc. (Registrant)
	By:	/s/ Robert J. Brilon
Date: October 20, 2005		Robert J. Brilon
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal Executive, Financial and Accounting Officer)